UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2008

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 588-7711

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Termination of the Performance Unit Plan, Termination of Outstanding Performance Units and Restricted Stock Grants. On April 29, 2008, the Board of Directors of the Registrant terminated the Performance Unit Plan. Also, on April 29, 2008, the Compensation Committee of the Board of Directors of the Registrant terminated certain outstanding grants under the Performance Unit Plan and made restricted stock grants to certain persons. At such time, there were outstanding Performance Units for the 3-year performance cycles ending on December 31, 2008 and December 31, 2009. When granted, each Performance Unit had a target value of $30, and a potential value of $0 to $60. At the same time, the Compensation Committee of the Board of Directors made restricted stock grants to each named executive officer in the amounts shown below. Such actions by the Board of Directors and the Compensation Committee were consistent with the Registrant’s discussion of expected changes to its long-term incentive compensation strategies in the Compensation Discussion & Analysis section of its definitive proxy statement.

Named Executive Officer	Number of 2006-2008 PUP Units Canceled	Number of Shares of Restricted Stock Granted	Number of 2007-2009 PUP Units Canceled	Number of Shares of Restricted Stock Granted
James M. Wells	50,000	19,006	78,000	24,758
William R. Reed, Jr.	32,820	12,475	30,000	9,522
Mark A. Chancy	30,000	11,403	30,000	9,522
William H. Rogers, Jr.	17,700	6,728	18,000	5,713
Timothy E. Sullivan	18,000	6,842	16,500	5,237

Item 8.01 Other

Changes in Size and Composition of Board of Directors

As previously disclosed, the terms of three directors—J. Hyatt Brown, Thomas C. Farnsworth, Jr., and L. Phillip Humann—expired at the Annual Meeting of Shareholders, which was held on April 29, 2008. In addition, as previously disclosed, the resignation of E. Neville Isdell as a director became effective immediately following the meeting. Also, the size of the Board of Directors was re-set to 14 persons immediately following the meeting.

Changes in Board Committees

The Board of Directors has five standing committees. It periodically reassesses the membership of each committee. In connection with the reduction in the size of the Board of Directors to 14 persons, the Board approved the following changes in committee membership effective immediately:

    Audit Committee

    M. Douglas Ivester, Chair

    Robert M. Beall, II

    J. Hicks Lanier

    Frank S. Royal

    Karen Hastie Williams

    Compensation Committee

    Alston D. Correll, Chair

    David H. Hughes

    J. Hicks Lanier

    G. Gilmer Minor, III

    Frank S. Royal

    Executive Committee

    James M. Wells III, Chair

    Alston D. Correll

    Jeffrey C. Crowe

    M. Douglas Ivester

    G. Gilmer Minor, III

    Governance and Nominating Committee

    G. Gilmer Minor III, Chair

    Robert M. Beall II

    Alston D. Correll

    Jeffrey C. Crowe

    Patricia C. Frist

    Blake P. Garrett, Jr.

    M. Douglas Ivester

    Larry L. Prince

    Karen Hastie Williams

    Phail Wynn, Jr.

    Risk Committee

    Jeffrey C. Crowe, Chair

    Patricia C. Frist

    Blake P. Garrett, Jr.

    David H. Hughes

    Larry L. Prince

    Phail Wynn, Jr.

Annual Meeting Voting Results

At the close of business on February 20, 2008, the record date for the Annual Meeting of Shareholders held on April 29, 2008, there were 350,829,847 shares of common stock outstanding. At the meeting, the shareholders of the Registrant took the following actions, and cast the following votes:

Elected the following individuals as directors of SunTrust:

Name	For	Withheld/Abstain
Patricia C. Frist	290,159,285	9,537,718
Blake P. Garrett, Jr.	293,279,981	6,417,023
M. Douglas Ivester	289,845,472	9,851,531
Karen Hastie Williams	285,210,065	14,486,938

Approved the amendment to the SunTrust Banks, Inc. 2004 Stock Plan:

For	Against	Abstain	Broker Non-Votes
214,211,938	25,817,879	9,325,121	50,342,065

And ratified the appointment of Ernst & Young LLP as independent auditors of SunTrust for 2008:

For	Against	Abstain	Broker Non-Votes
294,802,295	1,692,086	3,202,622	0

In addition to the directors named above who were elected at the meeting, the terms of the following directors will continue until the annual meeting of shareholders in 2009: Alston D. Correll, David H. Hughes, G. Gilmer Minor, III, and James M. Wells III; and (b) the terms of the following directors will continue until the annual meeting of shareholders in 2010: Robert M. Beall, II, Jeffrey C. Crowe, J. Hicks Lanier, Larry L. Prince, Frank S. Royal, M.D., and Phail Wynn, Jr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date: April 29, 2008.	By:	/s/ David A. Wisniewski

David A. Wisniewski,
Associate General Counsel and Group Vice President